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                                                                   EXHIBIT 10.41

                                  SUPPLEMENT TO
                         COMMON STOCK PURCHASE AGREEMENT

         This Supplement to Common Stock Purchase Agreement (the "Supplement") is made and entered into as of October 1, 2000, by and among Turnkey Computer Systems, Inc., a Texas corporation (the "Company"), Stephen W. Myers ("Myers"), Don Flynt ("Flynt"), Carey Coffman ("Coffman") (collectively, the "Shareholders") and eMerge Interactive, Inc., a Delaware corporation (the "Investor").

                                    RECITALS

         1. The Investor and the Company previously have entered into that certain Common Stock Purchase Agreement dated as of August 16, 1999 (the "Agreement").

         2. Pursuant to the Agreement, the Investor has purchased an aggregate of 16,506 shares of the Company's Common Stock for an aggregate purchase price of $1,900,000 (which Shares represented 19% of the issued and outstanding shares of the Company following such issuance).

         3. The Investor and the Company now desire to supplement the Agreement to provide for (a) the issuance and sale to the Investor of additional Shares, where the terms and conditions of the issuance and sale shall be subject to the terms of the Agreement as if part of the Agreement, except as modified by this Supplement, and (b) the sale to the Investor by the Shareholders of shares of Company Common Stock which will considered "Shares" for purposes of the Agreement and will be pursuant to the terms of this Supplement and the Agreement.

                                    AGREEMENT

         In consideration of the foregoing and the mutual agreements contained in this Supplement, the parties agree to supplement and amend the Agreement as follows:

1.       ISSUANCE AND SALE OF ADDITIONAL SHARES.

         A. Sale of Additional Shares by Company. Subject to the terms and conditions of this Supplement and the Agreement, the Investor agrees to purchase from the Company on the date of this Supplement (which date will be an "Additional Closing" as set forth in the Agreement), and the Company agrees to sell and issue to the Investor at the Additional Closing, an aggregate of 5,030 shares of the Company's Common Stock for an aggregate purchase price of $575,000.00. The purchase price for the Shares purchased from the Company will be paid at the Additional Closing by wire transfer in immediately available funds. At the Additional Closing, the Company shall deliver to the Investor one or more certificates, representing the aggregate number of Shares to be purchased by the Investor.

         B. Sale of Additional Shares by Shareholders. Subject to the terms and conditions of this Supplement and the Agreement, the Investor agrees to purchase from the Shareholders at the Additional Closing, and the Shareholders agree to sell to the Investor at the Additional Closing, shares of the Company's Common Stock as follows: (i) Myers agrees to sell 2,415 shares for an


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aggregate purchase price of $275,527.32; (ii) Flynt agrees to sell 1,810 shares for an aggregate purchase price of $207,236.34; and (iii) Coffman agrees to sell 1,810 shares for an aggregate purchase price of $207,236.34. The purchase price for the Shares purchased from the Shareholders will be paid at the Additional Closing by wire transfer in immediately available funds. At the Additional Closing, each Shareholder shall deliver to the Investor one or more certificates, representing the aggregate number of Shares to be purchased by the Investor. Each certificate shall be accompanied by a stock power in blank, executed by the Shareholder and dated as of the date of this Supplement.

         C. Dilution Protection. The Company and the Shareholders acknowledge and agree that the 11,065 Shares purchased from the Company and the Shareholders under this Supplement, together with the 16,506 Shares currently owned by the Investor, represent 30% of the issued and outstanding shares of the Company following such issuance and will be "Shares" as set forth in the Agreement. Accordingly, for purposes of Section 8.1 of the Agreement, the parties acknowledge that the purchases made by Investor under the Agreement and this Supplement constitutes an investment in 30% of the issued and outstanding capital stock of the Company, and shall be subject to the provisions of that Section.

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MYERS.

         With respect to the Shares purchased by the Investor from the Company, the Company and Myers jointly and severally represent and warrant to the Investor as of the date of this Supplement as follows:

         A. Corporate Power. The Company has all requisite legal and corporate power and authority (i) to execute and deliver this Supplement and the other agreements contemplated herein; (ii) to issue and sell the Shares; and
(iii) to carry out and perform its other obligations under the terms of this Supplement and the other agreements contemplated herein.

         B. Authorization. All corporate action on the part of the Company and its directors, officers and shareholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Supplement and the other agreements contemplated herein has been taken. This Supplement and all documents executed pursuant to this Supplement constitute valid, legal and binding obligations of the Company and are enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         C. Disclosure. No representation or warranty by the Company in this Supplement or in any statement, business plan or certificate furnished or to be furnished to the Investor pursuant to this Supplement or in connection with the transactions contemplated by this Supplement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made not misleading in light of the circumstances under which they were made.

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         D.       Governmental Consents, etc. No consent, approval, order or authorization of, or registration, declaration, designation, qualification or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Supplement, the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby, except for such filings as may be required under applicable state securities laws. Based in part on the representations of the Investor set forth in Section 4 of the Agreement, the offer, sale and issuance of the Shares in conformity with the terms of this Supplement are exempt from the registration and prospectus delivery requirements of the Securities Act and all securities laws of the State of Texas.

         E. Brokerage or Finder's Fees. The Company has not incurred any obligation or liability for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Supplement based on any arrangement or agreement made by the Company.

         F. Capitalization. Except for the Shares previously issued to the Investor, the capitalization of the Company is as provided in the Agreement. Following the transactions contemplated by this Supplement, all of the issued and outstanding capital stock of the Company will be held as follows: (i) 60,917 shares by Myers; (ii) 27,571 shares by the Investor; (iii) 1,708 shares by Flynt; and (iv) 1,708 shares by Coffman.

         G. Representations and Warranties in Agreement. All of the representations and warranties of the Company contained in the Agreement are true and correct as though made as of the date of this Supplement, except as set forth on the Disclosure Schedule attached to this Supplement, if any.

3.       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS.

         With respect to the Shares purchased by the Investor from the Shareholders, each Shareholder severally, but not jointly, represents and warrants to the Investor as of the date of this Supplement as follows:

         A. Authorization; Enforceability. The Shareholder is authorized to execute, deliver and perform of all of its obligations under this Supplement and the other agreements contemplated herein. This Supplement and all documents executed pursuant to this Supplement constitute valid, legal and binding obligations of the Shareholder and are enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         B. Title to Shares. The Shareholder has good and marketable title to the Shares, free and clear of any liens, mortgages, pledges, security interests, charges, encumbrances or contractual obligations of any kind, and the Shares are not subject to any preemptive rights, rights of first refusal or redemption rights.

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         C.       Brokerage or Finder's Fees. The Shareholder has not incurred any obligation or liability for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Shareholder.

4.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

         The Investor represents and warrants to the Company as of the date of this Supplement as follows:

         A. Authorization. The Investor has requisite power and authority to enter into this Supplement and all other agreements, documents or instruments contemplated by this Supplement and this Supplement constitutes its valid, legal and binding obligation, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         B. Corporate Power. The Investor has all requisite legal and corporate power and authority (i) to execute and deliver this Supplement and the other agreements contemplated herein; (ii) to issue and sell the Investor Shares; and (iii) to carry out and perform its other obligations under the terms of this Supplement and the other agreements contemplated herein.

         C. Brokerage or Finder's Fees. The Investor has not incurred any obligation or liability for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Supplement based on any arrangement or agreement made by the Investor.

5.       MISCELLANEOUS.

         A. Incorporation and Status of Agreement. Except as modified by the terms of this Supplement, the terms of the Agreement are incorporated in this Supplement in their entirety. To the extent of a conflict between the provisions of this Supplement and the provisions of the Agreement, the provisions of this Supplement will control. Except as expressly amended or waived herein, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect. All capitalized terms used in this Supplement but not defined herein shall have the meanings set forth in the Agreement.

         B. Survival. The representations and warranties of the parties made herein shall survive the closing of the transactions contemplated hereby.

         C. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors, assigns, heirs, executors and administrators of the Investors.

         D. Entire Agreement; Amendment. This Supplement, the Agreement and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and


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agreement among the parties with regard to the subjects hereof and thereof. This
Supplement may be amended, waived, discharged or terminated only with the written consent of the parties.

         E. Brokerage and Finder's Fees. Each party will be responsible for, and will indemnify and hold harmless the other parties for, any brokerage commissions, finder's fees or similar compensation incurred by such party in connection with the transactions contemplated by this Supplement.

         F. Notices, etc. All notices and other communications required or permitted hereunder shall be given as set forth in the Agreement, except that any notice required to be provided to a Shareholder will be delivered to the Company.

         G. Expense of Transaction. Each party will bear its own expenses in connection with the transaction described herein.

         H. Counterparts. This Supplement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         I. Timely Performance. Time is of the essence as to the performance of the obligations required of the respective parties under this Supplement.

         J. Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Supplement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         K. Severability. If one or more provisions of this Supplement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Supplement, (b) the balance of this Supplement shall be interpreted as if such provision were so excluded and (c) the balance of this Supplement shall be enforceable in accordance with its terms.

         L. Delays or Omission. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of any party under this Supplement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach, condition or default under this Supplement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Supplement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         M. Remedies. In addition to any remedies the parties may have at law or in equity, the parties shall have the remedies specified in the Agreement.

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         IN WITNESS WHEREOF, the Company, the Shareholders and the Investor have executed and delivered this Supplement as of the day and year first above written.

                         THE COMPANY:

                         Turnkey Computer Systems, Inc.
                         801 South Pierce Street
                         Amarillo, Texas  79101


                         By:      /s/ Stephen W. Myers
                                  ----------------------------------------------
                         Name:    Stephen W. Myers
                                  ----------------------------------------------
                         Title:   President
                                  ----------------------------------------------


                         THE INVESTOR:

                         eMerge Interactive, Inc.
                         10315 102nd Terrace
                         Sebastian, Florida 32958


                         By:      /s/ T. Michael Janney
                                  ----------------------------------------------
                         Name:    T. Michael Janney
                                  ----------------------------------------------
                         Title:   Chief Financial Officer
                                  ----------------------------------------------


                         THE SHAREHOLDERS:


                         /s/ Stephen W. Myers
                         -------------------------------------------------------
                         Stephen W. Myers


                         /s/ Don Flynt
                         -------------------------------------------------------
                         Don Flynt


                         /s/ Carey Coffman
                         -------------------------------------------------------
                         Carey Coffman


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